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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 1, 2004


                                 ALKERMES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         PENNSYLVANIA                      1-14131              23-2472830
(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
        Incorporation)                   File Number)       Identification No.)


            88 SIDNEY STREET
        CAMBRIDGE, MASSACHUSETTS                                    02139
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (617) 494-0171
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On June 1, 2004, Alkermes, Inc. announced the decision of Genentech, Inc. and Alkermes, Inc. to discontinue commercialization of Nutropin Depot. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits.


       Exhibit No.          Description of Exhibit

       99.1                 Press Release of Alkermes, Inc., dated June 1, 2004


ITEM 9. REGULATION FD DISCLOSURE.

      On June 1, 2004, Alkermes, Inc. announced revised financial expectations for fiscal year 2005. A copy of the press release is attached hereto as Exhibit
99.2. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALKERMES, INC.

Date:  June 1, 2004                     By:    /s/ James M. Frates
                                               ---------------------------------
                                               James M. Frates
                                               Vice President, Chief Financial
                                               Officer and Treasurer


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                                  EXHIBIT INDEX

       Exhibit No.          Description of Exhibit
       -----------          ----------------------

       99.1                 Press Release of Alkermes, Inc., dated June 1, 2004

       99.2                 Press Release of Alkermes, Inc., dated June 1, 2004



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